                                                                    Exhibit 10.1

EMPIRE       ------------------------------------------------------------------
RESORTS, INC.
                                                         204 STATE ROUTE 17B
                                                         MONTICELLO, NY 12701
                                                         PHONE: (845) 807-0001
                                                         FAX: (845) 807-0000

December 19, 2005

Cayuga Nation of New York
P.O. Box 250
Hamburg, New York 14075-0250
Attention: Gary Wheeler

Cayuga Catskill Gaming Authority
c/o Cayuga Nation of New York
P.O. Box 250
Hamburg, New York 14075-0250
Attention: Tim Twoguns

Gentlemen,

     On June 29,  2005,  representatives  of the Cayuga  Nation of New York (the
"Nation") and the Cayuga Catskill Gaming  Authority (the  "Authority")  met with representatives of Empire Resorts,  Inc.("Empire") and agreed to extend the Land
Purchase Agreement and the April 3, 2003 Letter Agreement (as previously amended pursuant to the First Amendment of Letter Agreement) relating to the development of a casino on land within the  Monticello  Raceway  site to  December  31, 2005
(such   agreement  as  amended  to  date  referred  to  herein  as  the  "Letter
Agreement").

     In addition, on July 22, 2005, representatives of the Nation, the Authority and Empire  further  agreed to a potential  change in the location of the Cayuga
Catskill  Resort to a larger  site to  include  more land over  which the Nation could exercise  governmental  authority.  In return,  the Nation agreed to allow
Empire to work with the St. Regis Mohawk Tribe to return to the Raceway site and obtain the remaining approvals necessary to build a resort casino.

     The  Letter  Agreement  is  expiring.  Unfortunately,  our  efforts to move forward  on the  Cayuga  Project  have been  frustrated  by a number of  factors including the 2nd Circuit Court of Appeals decision dismissing the Nation's land claims,  the continuing  internal disputes among leadership  factions within the
Nation,  and a New York  legislative  stalemate.  Thus, we have not been able to move forward with the necessary  Federal and State  approvals to accomplish  our goals within the extension date of December 31, 2005.

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                                                         204 STATE ROUTE 17B
                                                         MONTICELLO, NY 12701
                                                         PHONE: (845) 807-0001
                                                         FAX: (845) 807-0000

     The purpose of this letter is to signify our mutual desire and agreement to continue to work with the Nation and the  Authority  to develop a casino  resort and hotel at the Concord  site or on such other  suitable  property  that Empire
Resorts  currently  owns,  may  acquire in the future or may  acquire  rights to develop.  In addition,  and as previously agreed,  this letter will also confirm our agreement to terminate any arrangement with the Nation respecting hotels and commercial  facilities  in,  around  and near the  Raceway  site.  It is further acknowledged  that the  reimbursement by Empire of all future costs and expenses of the Nation in connection with the acquisition and development of the Property shall be subject to the reasonable concurrence of Empire.

     By signing this letter, the parties  acknowledge a mutual agreement to move forward on this basis.  Upon the  determination of a new site the parties hereto will seek to revise all related agreements to conform to the new site, including the dates of performance  and or termination of relevant  documents.  We believe that a realistic  time frame given the current  political  climate is 12 months, and as such we request  that the  extension  expire,  unless  extended by mutual agreement of the parties, on December 31, 2006.

     If the terms described herein properly reflect your  understandings and you agree to accept the terms, please sign in the respective spaces provided for the
Nation and the Authority below.

     Thank you for your  support of the Project.  We look forward to  continuing our  relationship  with the Cayuga Nation to develop a premier  resort hotel and casino in the Catskills.

For Empire Resorts, Inc.:  /s/ David P. Hanlon
                           --------------------------
                           David P. Hanlon, President
                             & Chief Executive Officer

ACKNOWLEDGED AND AGREED:
CAYUGA NATION OF NEW YORK

BY:  /s/ Timothy Twoguns
     -------------------------------------------
     Timothy Twoguns, Turtle Clan Representative

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                                                         204 STATE ROUTE 17B
                                                         MONTICELLO, NY 12701
                                                         PHONE: (845) 807-0001
                                                         FAX: (845) 807-0000

By: /s/ Gary Wheeler
    -----------------------------------------
    Gary Wheeler, Turtle Clan Representative

By: /s/ Michael W. Wheeler
    -----------------------------------------
    Michael W. Wheeler, Heron Clan Member

CAYUGA CATSKILLL GAMING AUTHORITY

BY:  /s/ Timothy W. Twoguns
     ----------------------------------------
     Timothy W. Twoguns, Member

MONTICELLO RACEWAY MANAGEMENT, INC.

BY:  /s/ David P. Hanlon
     ----------------------------------------
     David P. Hanlon

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